EV CLASSIC TOTAL RETURN FUND

                          EV MARATHON TOTAL RETURN FUND
                        EV TRADITIONAL TOTAL RETURN FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1996


         THE FOLLOWING PARAGRAPH REPLACES THE FOURTH TO LAST PARAGRAPH UNDER "INVESTMENT RESTRICTIONS" IN PART I OF EACH OF THE ABOVE-NAMED FUND'S STATEMENT OF ADDITIONAL INFORMATION:

                  The Fund and the Portfolio have each adopted the following nonfundamental investment policies which may be changed with respect to the Fund by the Trustees of the Trust without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may: (a) invest more than 15% of net asset in investments which are not readily marketable, including restricted securities and repurchase agreements maturing longer than seven days. Restricted securities for purposes of this limitation include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determine to be liquid; (b) purchase warrants in excess of 5% of its net assets, of which 2% may be warrants which are not listed on the New York or American Stock Exchange; (c) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); and (e) invest more than 20% of its net assets in the securities of foreign issuers. (For purposes of restriction (e), U.S. dollar denominated ADRs and GDRs traded on a U.S. exchange shall not be deemed foreign securities.)

February 28, 1997